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                                    EXHIBIT A

         This will confirm the agreement by and between the undersigned that the
Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Shares of Counsel Corporation, an Ontario corporation, is being filed on behalf of each of the parties named below.

Date: December 29, 2003
                                                 /s/ Bernard C. Sherman
                                                 ----------------------
                                                 Bernard C. Sherman

                                                 THE BERNARD SHERMAN 2000 TRUST
                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                 Bernard C. Sherman
                                                 Sole Trustee

                                                 SHERMAN HOLDINGS INC.

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          President

                                                 SHERMCO INC.

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          Chairman

                                                 SHERFAM INC.

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          Chairman

                                                 APOTEX HOLDINGS INC.

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          President

                                                 APOTEX INC.

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          Chairman

                                                 SHERMAN FOUNDATION

                                                 By: /s/ Bernard C. Sherman
                                                     ----------------------
                                                          Bernard C. Sherman
                                                          President



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